SUBSEQUENT EVENT (Details) - PLx Pharma Inc - Subsequent Event $ in Millions	Jan. 06, 2017 USD ($)
Loans Receivable, Net	$ 2.0
Loan Receivable, Maturity Date, Description	(a) October 15, 2017, or (b) the date that is two hundred seventy (270) days following the termination of the Merger Agreement, subject to acceleration in the event that (i) the Merger Agreement is terminated by Dipexium if PLx has breached any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that the conditions to the closing of the Proposed Merger would not be satisfied as of the time of such breach or inaccuracy, but if such breach or inaccuracy is curable, then the Merger Agreement will not terminate pursuant to this provision as a result of a particular breach or inaccuracy until the expiration of a 30-day period after delivery of written notice of such breach or inaccuracy if such breach has not been cured; and (ii) PLx thereafter consummates a financing of at least $10.0 million or conducts a reorganization, consolidation, or merger of PLx pursuant to which the holders of PLxs securities prior to such transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction or the consummation of the sale, lease, transfer, conveyance or other disposition in one or a series of transactions, of all or substantially all of PLxs assets, or PLx and its subsidiaries, taken as a whole, to any person or entity.
Loans Receivable, Basis Spread on Variable Rate	8.00%